UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2013

ENCORE CAPITAL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26489	48-1090909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3111 Camino Del Rio North, Suite 1300, San Diego, California		92108
(Address of Principal Executive Offices)		(Zip Code)

(877) 445-4581

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On May 29, 2013, Encore Capital Group, Inc. (“Encore”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with JCF III Europe S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée) (“Seller”), pursuant to which Encore will acquire from Seller a majority interest in Cabot Holdings S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée) (“Holdings”), which is the indirect holding company of Cabot Credit Management Limited (“Cabot”). Prior to the consummation of the Purchase Agreement, Seller will contribute nearly all of its interest in Holdings to a newly formed Luxembourg private limited liability company (société à responsabilité limitée) (“InvestorCo”). Following such contribution and prior to the consummation of the Purchase Agreement, Seller will be the beneficial and legal owner of 3,498,563 E shares of InvestorCo (the “E Shares”), 3,484,597 J shares of InvestorCo, E Bridge preferred equity certificates of InvestorCo with a face value of £22,545,000 (the “E Bridge PECs”), J Bridge preferred equity certificates of InvestorCo with a face value of £22,455,000 (the “J Bridge PECs,” and together with the “E Bridge PECs,” the “InvestorCo Bridge PECs”), E preferred equity certificates of InvestorCo with a face value of £96,729,661 (the “InvestorCo E PECs”), J preferred equity certificates of InvestorCo with a face value of £96,343,515 (“InvestorCo J PECs,” and together with the InvestorCo E PECs, the “InvestorCo PECs”), and 100 A Shares of Holdings (the “Holdings A Shares”).

Pursuant to the terms and conditions of the Purchase Agreement, Encore will purchase from Seller (i) the E Shares, (ii) the E Bridge PECs (and any accrued interest thereof), (iii) the InvestorCo E PECs (and any accrued interest thereof), and (iv) the Holdings A Shares, for an aggregate purchase price of approximately £127.6 million, representing 50.1% of all of the issued and outstanding equity and debt securities of InvestorCo. The InvestorCo Bridge PECs will rank ahead of the InvestorCo PECs and may be redeemed at any time prior to June 18, 2014. Any E Bridge PEC or J Bridge PEC, as applicable, that remains unredeemed as of June 18, 2014, will be converted into E Shares and J Shares, respectively, and InvestorCo E PECs and InvestorCo J PECs, respectively, in proportion to the number of E Shares and InvestorCo E PECs, and J Shares and InvestorCo J PECs, respectively, issued on the closing date. The InvestorCo Bridge PECs and InvestorCo PECs accrue interest at 12% per annum.

The closing of the transaction is expected to occur in the third quarter of 2013. The closing is subject to customary closing conditions, including, among other things, (a) the entry into an Investment Agreement, which will regulate the position among the investors in securities of Holdings, as well as an Investors Agreement (the “Investors Agreement”), which will regulate the position between Encore and Seller in securities of InvestorCo, and (b) steps to be taken in respect of certain current finance providers of Cabot and/or its subsidiaries.

Encore and Seller made customary representations, warranties, and covenants in the Purchase Agreement. The Purchase Agreement also provides Encore with the right to assign certain rights and obligations under the Purchase Agreement to any direct or indirect wholly owned subsidiary.

The Investors Agreement will provide Encore with the right to designate the majority of the members of the board of directors of each of Cabot, Holdings and InvestorCo. Direct or indirect transfers of interests in InvestorCo by one investor will require the prior approval of the other, except for certain permitted transfers to affiliates, or those pursuant to certain exit provisions. In general, the exit provisions will provide Encore with the right to acquire the remaining interests in InvestorCo and Holdings during the period from the fourth anniversary to the sixth anniversary of closing.

Amendment to the Amended and Restated Credit Agreement and Second Amended and Restated Senior Secured Note Purchase Agreement

On May 29, 2013, Encore entered into Amendment No. 2 (“Amendment No. 2”) to Amended and Restated Credit Agreement dated as of November 5, 2012, (as amended, supplemented or otherwise modified prior to the date hereof, the “Restated Credit Agreement”) by and among Encore, the guarantors identified therein, the lenders party thereto and SunTrust Bank, as administrative agent and collateral agent. Amendment No. 2 modifies the permitted investment provisions in the Restated Credit Agreement to allow investments of up to $230,000,000 for the purpose of consummating of the Purchase Agreement, and makes other changes to allow Encore’s subsidiaries to continue to expand their tax lien business.

On May 29, 2013, Encore entered into Amendment No. 1 (the “Note Agreement Amendment”) to Second Amended and

Restated Senior Secured Note Purchase Agreement dated as of May 9, 2013 (the “Note Purchase Agreement”) by and between Encore, on the one hand, and The Prudential Insurance Company of America, Pruco Life Insurance Company, Prudential Retirement Insurance and Annuity Company and Prudential Annuities Life Assurance Corporations, on the other hand, for purposes of aligning the covenants in the Note Purchase Agreement with the modified covenants in the Restated Credit Agreement (as amended by Amendment No. 2).

The foregoing summary of the Purchase Agreement, Amendment No. 2 and the Note Agreement Amendment do not purport to be complete and are qualified in their entirety by reference to the complete text of the documents, copies of which will be filed with Encore’s Quarterly Report on Form 10-Q for the period ending on June 30, 2013.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above under the heading of “Amendment to the Amended and Restated Credit Agreement and Second Amended and Restated Senior Secured Note Purchase Agreement” is incorporated in this Item 2.03 by reference.

Item 7.01.	Regulation FD Disclosure.

A copy of the investor slide presentation given by Paul Grinberg, Executive Vice President, Chief Financial Officer, and Ken Vecchione, President, of Encore Capital Group, Inc., in connection with the conference call held on May 30, 2013, is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01.

The information in this Current Report on Form 8-K, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission pursuant to Item 7.01, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

The statements in this Current Report on Form 8-K and the exhibits filed herewith that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “will,” “may,” “believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results and growth, and earnings per share guidance. For all “forward-looking statements,” Encore claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of Encore and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by Encore with the Securities and Exchange Commission, including the most recent reports on Forms 10-K, 10-Q and 8-K, each as it may be amended from time to time. Encore disclaims any intent or obligation to update these forward-looking statements.

Item 8.01.	Other Events.

On May 30, 2013, Encore issued a press release announcing the execution of the Purchase Agreement. The press release is attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Investor slide presentation dated May 30, 2013.

99.2	Press Release dated May 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: May 30, 2013

/s/ Paul Grinberg
Paul Grinberg Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor slide presentation dated May 30, 2013.

99.2	Press Release dated May 30, 2013.